MANUFACTURER'S/DISTRIBUTOR'S FINANCING AGREEMENT (ONE-STEP)
                               (CONSUMER PRODUCTS)

     This Manufacturer's/Distributor's Financing Agreement is entered into as of the 25 day of April, 1997 by and between Titan Motorcycle Co. of America, a Arizona corporation ("Company") and TRANSAMERICA COMMERCIAL FINANCE CORPORATION, a Delaware corporation, ("TCFC"), to set forth some of the terms and conditions under which TCFC will provide financing for certain of the Company's dealers.

     In consideration of the matters and mutual agreements herein contained, TCFC and Company agree as follows:

     1.   DEFINITIONS.

          (a) "Approval" herein shall mean TCFC's agreement, whether orally, in writing or by electronic transmission, to finance the sale of Inventory by Company to Dealer.

          (b) "Dealer" herein shall mean any person, firm or corporation which buys Inventory at wholesale from Company and sells Inventory.

          (c) "Inventory" herein shall mean any and all products manufactured or sold at wholesale by Company.

          (d) "Invoice" herein shall mean an invoice, bill of sale or other evidence, whether in writing or electronically transmitted, of the sale or delivery of Inventory by Company to Dealer.

          (e) "Wholesale Instrument" shall mean an Invoice, billing statement, inventory schedule or other evidence of indebtedness, including the books and records of TCFC, arising out of the financing by TCFC of an Invoice.

     2.   WHOLESALE FINANCING PROGRAM.

          If Company requests an Approval or sends to TCFC an Invoice, then the Dealer related to such Approval or Invoice shall be eligible for wholesale financing, and TCFC may, from time to time in Its sole discretion. issue such Approvals and advance against such Invoices, all under the terms of this Agreement. If TCFC issues an Approval, Company shall deliver an original Invoice to TCFC. Provided TCFC receives the Invoice within thirty (30) days of the date TCFC Issued the Approval, TCFC shall pay Company the amount of the Invoice, subject to the terms of the financing program then In effect between Company and TCFC. If the Invoice is not received within said 30-day period, or is not acceptable in form or content once received, TCFC has the right, without notice to Company, to cancel the Approval related to said Invoice. Prior to funding any Approval, TCFC has the right to cancel said Approval upon oral or written notice to Company should Dealer be in default of any of its obligations to TCFC and provided that Company has not shipped Inventory in reliance on TCFC's Approval. Advances on Invoices and Approvals for such advances issued by TCFC as provided hereunder shall constitute an acceptance of the terms and conditions hereof by Company and TCFC as to each such advance, and no other act or notice shall be required on the part of TCFC or Company to entitle such advances and Approvals to the benefits of this Agreement. TCFC may deduct, set-off, withhold and/or apply any sums or payments due from Company to TCFC, under this Agreement against any sums or payments due from TCFC to Company from any advance to be made by TCFC against any Invoice.

     3.   PURCHASE OF INVENTORY.

          (a) If TCFC shall repossess or come into possession of any Inventory, or any part thereof, covered by any Invoice. Company agrees to purchase such Inventory from TCFC * and wherever located. Company shall pay TCFC, within thirty (30) days of request therefor and in good funds, the original amount of such Invoice (the "Purchase Price"). In addition to the Purchase Price, Company shall pay TCFC for ** all out of pocket charges actually Incurred by TCFC in taking possession or in the repossession of such Inventory, Including but not limited to shipping, storage, fees. Company shall not assert any interest in or title to such Inventory until it has paid TCFC the Purchase Price and other charges as specified herein in full and in cash.

          (b) If an Invoice delivered to TCFC by Company does not identify the inventory covered thereunder by serial number, but only by model number, and Company cannot prove to TCFC's reasonable satisfaction that an item of Inventory is covered by a particular Invoice, then for purposes of determining the age or price of an item of Inventory under this Agreement, the item of Inventory shall be deemed to be covered by the most recent Invoice which has an item with the same model number as the item of Inventory tendered for purchase.

     4.   REPRESENTATIONS AND WARRANTIES OF COMPANY.

          (a) Company represents and warrants that at the time of TCFC'S approval of and/or advance against any Invoice as provided hereunder, that: (i) all Invoices issued by Company represent valid obligations of Dealer, are legally enforceable according to their terms and relate to bonafide, original acquisition sales of Inventory by Company to Dealer without any claim, offset or defense to payment by Dealer and that Dealer requested that the acquisition of Inventory be financed by TCFC; (ii) Company's title to all Inventory is free and clear of all liens and encumbrances when transferred to Dealer and Company transfers to Dealer all its right, title and interest in and to the Inventory;
(iii) the Inventory is in new and unused condition; it is of the kind, quality and condition represented or warranted to Dealer; it meets or exceeds all applicable federal, state and local safety, construction and other standards; and if it is a type of Inventory customarily crated or boxed, such crate or box is factory sealed.

----------
     * New and Unused condition but subject to wear and tear incident to display and demonstration.

     ** One half

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
          (b) In the event of breach of any of the foregoing representations or warranties, Company shall purchase from TCFC the Wholesale Instrument relating to the Invoice or Inventory with respect to which the warranty was breached. Company shall pay within thirty (30) days and in good funds, the original amount of the Invoice, plus all charges owing by Dealer with respect thereto, and all of TCFCs out of pocket costs and expenses actually Incurred in connection with such breach.

     5.   COVENANTS OF THE COMPANY. Company covenants as follows:

          (a) All Inventory financed by TCFC shall be subject to applicable product warranties of Company, and Company agrees to perform, or cause to be performed, all repairs, modifications and/or other acts required by Company pursuant to said product warranties. All expenses of performance under this section shall be paid by Company.

          (b) If Company accepts the return from any Dealer of any Inventory covered by any Wholesale Instrument, voluntarily or otherwise, whether or not any substitution is made for such returned Inventory, Company will reimburse TCFC for the original amount of the Invoice, within thirty (30) days of the return. In the event that Dealer shall be entitled to the payment by Company of any rebates, reserves or incentives. Company shall advise TCFC of the amount and nature of the payment and shall obtain TCFC'S approval (which will not be unreasonably withheld) prior to remitting such funds to Dealer.

     6.   WAIVERS.

          (a) Company waives notice of non-payment; protest and dishonor and notice of protest and dishonor of any Wholesale Instrument; notice of TCFC's acceptance of this Agreement; and all other notices to which Company might otherwise be entitled to by law. TCFC may, at any time or times, without notice to or further consent of Company, renew and extend the time of payment of Wholesale Instruments and compromise or adjust claims on Wholesale Instruments or Inventory covered thereby and waive or modify performance of such terms and conditions of its financing arrangement with Dealers, as TCFC may determine to be reasonable, and no such renewal, extension, compromise, adjustment, waiver or modification shall affect the liability of Company hereunder.

          (b) The failure of either party at any time to require performance by the other party of any provision of this Agreement shall in no way affect the right of such party to require performance of that provision. Any waiver by either party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of any such provision, or a waiver of any right under this Agreement.

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
     7.   MISCELLANEOUS.

          (a) This Agreement has been duly authorized and executed by Company and TCFC and shall be binding upon and inure to the benefit of the successors or assigns of the parties hereto. Company may not assign this Agreement without the prior written consent of TCFC.

          (b) This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof, and all prior writings, discussions and/or agreements are superseded by, and merged into, the terms and provisions of this Agreement. No modification or amendment to this Agreement shall be valid or binding unless reduced to writing and executed by the parties hereto. Notwithstanding the foregoing, the parties acknowledge that there may be other agreements between them coveting related matters such as financing program terms, manufacturer sponsored rate programs, interest free period programs and electronic invoice transmission which shall continue in full force and effect. This Agreement shall not be deemed to create, or Intend, a joint venture, partnership, or agency relationship between Company and TCFC.

          (c) Any written notice given under this Agreement shall be deemed sufficiently given to a party hereto three (3) days after it is mailed by certified mail. return receipt requested, to such party at its address set forth after its signature below.

          (d) This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of Illinois, the principal place of business of TCFC.

          (e) The respective acts arid obligations of the parties under this Agreement shall be performed Solely by said parties; provided, however, if any act or obligation hereunder is performed by any party's subsidiary, affiliate or agent, then such performance shall be deemed to be the act or obligation of Company or TCFC, as applicable.

          (f) Any amounts not paid when due under this Agreement shall accrue interest at the rate of 1-1/2% per month until paid in full. Company further agrees to pay all reasonable out of pocket costs and expenses, including attorneys fees, actually incurred by TCFC in enforcing any of the provisions of this Agreement.

          (g) Either party hereto may cancel this Agreement at any time upon thirty (30) days notice in writing of its intention to cancel. Notwithstanding the foregoing, either party may elect to terminate the Agreement immediately upon notice to the other party if such other party Is in default under the terms of the Agreement, is insolvent, in receivership or is not paying its debts when due. The termination of this Agreement shall in no manner affect, limit or modify the obligations of Company as to Invoices approved or advanced against by TCFC prior to the effective date of termination, or other obligations incurred prior to such date.

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
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on APRIL 25, 1997.


TRANSAMERICA COMMERCIAL
FINANCE CORPORATION                     TITAN MOTORCYCLE CO. OF AMERICA
                                        (COMPANY)

By:                                     By:
    --------------------------------        --------------------------------
        (Authorized Signature)                  (Authorized Signature)

Print Name: Christopher C. Meals        Print Name: Patrick F. Keery

Title: Vice President Credit            Title: President

Address:                                Address:

Two Continental Towers
1701 Golf Road                          2222 West Peoria
Rolling Meadows, Illinois 60008         Phoenix, AZ 85029
Attention; Vice President Operations    Attn: Patrick F. Keery

                       CERTIFIED COPY OF JOINT RESOLUTIONS
                              OF BOARD OF DIRECTORS
                           AND SHAREHOLDERS (MFR/DIST)

     The undersigned, Barbara Keery hereby certifies to Transamerica Commercial Finance Corporation that: (s)he is the duly elected, qualified and acting SECRETARY of TITAN MOTORCYCLE CO. OF AMERICA a corporation duly existing and in good standing under the laws of the State of ARIZONA (the "Corporation"); as such officer (s)he has custody of the corporate records of the Corporation, including the minutes of the meetings of, and actions taken by consent of, its Board of Directors and shareholders; (i) at a joint meeting of said Board of Directors and shareholders duly called, convened and held, at which there was present and acting throughout a quorum of the Board of Directors and all of the shareholders, or (ii) pursuant to a written consent duly executed by all directors and shareholders of the Corporation, the following resolutions were duly adopted by both the Board of Directors of the Corporation and all of the Corporation's shareholders; and said resolutions have not been amended or rescinded, and presently are in full force and effect and do not in any manner contravene the charter or by-laws of the Corporation:

          RESOLVED, that this Corporation is hereby authorized to establish and maintain financing arrangements with TRANSAMERICA COMMERCIAL FINANCE CORPORATION, and its successors and assigns ("TCFC"), in such amounts and upon such terms as any officer of this Corporation (including any such officers successors in office) may approve, such approval to be conclusively evidenced by the execution by any officer (including any such officer's successors in office) or agent of this Corporation, or any parson now or hereafter designated by any of them (each such officer, agent and other person, an "Authorized Person"), of any agreement or other document or documents which provide for such financing arrangements.

          FURTHER RESOLVED, that each Authorized Person is authorized and directed to do the following in the name and on behalf of this Corporation, namely, (a) to incur obligations pursuant to such financing arrangements, directly or Indirectly, with TCFC at any time and from time to time, (b) to execute and deliver such agreements, powers of attorney, program letters, guaranties, and other agreements, instruments, financial reports, certifications and other documents, and all renewals, extensions, supplements and modifications thereof, as TCFC shall require to establish and continua such financing arrangements, in each case upon such terms as any officer of this Corporation (including any such officer's successors in office) may approve, such approval to be conclusively evidenced by the execution thereof by any Authorized Person, and (c) to do all such other acts and things as any Authorized Person deems necessary or advisable to establish and continue such financing arrangements and to carry out the intent of these resolutions and the transactions contemplated herein, with all such acts and things previously done by them to establish and continue financing arrangements for this Corporation with TCFC being hereby ratified and approved.

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
     IN WITNESS WHEREOF, the undersigned has set his or her hand as such Secretary or Assistant Secretary and the corporate seal of the Corporation on April 25, 1997.


(Corporate Seal)                        ________________________________________
                                               (Signature of Secretary or
                                                 Assistant Secretary)

Confirmed by the Assistant
Secretary, Secretary, President
(if also a Director) or a
Director of the Corporation:            Print Name: Barbara Keery


___________________________________

Print Name: Patrick F. Keery

Title/Position: President

If same person signs in the capacity of both the President and Secretary his/her signatures must be witnessed by a non-related third party.

WITNESS:

___________________________________

Print Name:________________________

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